AFL-CIO Housing Investment Trust
                          Highlights - 1st Quarter 2008

The AFL-CIO Housing Investment Trust's (HIT or Trust) net returns as of March 31 compared to those of its benchmark, the Lehman Brothers Aggregate Bond Index (Index), as follows.

                  Performance for periods ended March 31, 2008
             (Returns for periods exceeding one year are annualized)

                                     Quarter    1 Year     3 Year     5 Year     10 Year
                                     -------    ------     ------     ------     -------
  HIT Total Net Rate of Return        1.75%      6.92%      5.39%      4.47%      6.08%
  Lehman Aggregate Bond Index         2.17%      7.67%      5.48%      4.58%      6.04%

The performance data quoted represents past performance and is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a
Participant's units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end can be viewed by following this link.

Positive contributions to the HIT's performance in the first quarter included:
o     Its ongoing yield advantage over the Index.
o Its overweight to the highest credit quality sector (i.e. AAA-rated) of the investment grade universe, whose "excess returns" were the highest among the 4 credit ratings buckets (AAA, AA, A and BBB) of the Lehman Aggregate Bond Index. Those returns were -104, -352, -479, and -585 bps, respectively. The HIT has an overweight with respect to the Index in high credit quality investments. Approximately 97% of the HIT portfolio is AAA-rated or carries a government or GSE guarantee.

Negative contributions to the HIT's first quarter performance included:
o Its overweight to agency-insured CMBS, whose performance tends to be similar to high-quality private-label CMBS. Lehman Brothers reported the CMBS sector's "excess returns" to be -777 bps in the 1st Quarter, underperforming all the other major sectors of the index.
o Its underweight to U.S. Treasuries as this sector posted the highest excess returns of the Index of 0.0 bps for the quarter.
o Its structural overweight to spread product as the swap spreads widened during the quarter. The 2-year, 5-year and 10-year swaps widened by 7.55, 12.25, and 2.25 basis points, respectively.
o Its overweight to tax-exempt municipal bonds as liquidity dried up in the sector, auction facilities failed, and as a result, their performance greatly lagged other sectors.

Should the slowdown in the residential housing market and credit deterioration continue throughout 2008, the Trust's ongoing strategy of underweighting the lower-quality sectors of the investment-grade fixed income market is expected to continue to serve its investors well. The Trust anticipates maintaining its strategy of interest rate neutrality relative to its benchmark, which will help to minimize interest rate risk at a time of general uncertainty about the likely path of interest rates in the coming year. Attractive valuation opportunities are presenting themselves in the market as Agency-insured Multifamily MBS spreads are trading cheap relative to their underlying fundamentals; the HIT will look for attractive entry points to derive relative value and yield pick up for the portfolio, rotating out of treasuries / cash and into high credit quality mortgage and spread products. The absence of any HIT investments in pools of sub-prime mortgage loans should benefit investors.

Returns shown reflect the net return of an investment for the specified periods (after the deduction of the HIT's expenses). The HIT is internally managed and participants pay only for the actual administrative expenses of operating the HIT. The Lehman Brothers Aggregate Bond Index reflects no deductions for expenses and is not available for direct investment. Investors should consider the Trust's investment objectives, risks, and expenses carefully before investing. A Prospectus containing more complete information may be obtained from the HIT by calling the Marketing Department at 202-331-8055, or by viewing the above-referenced link. The Prospectus should be reviewed carefully before investing.

4/15/2008